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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                      FILED PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: APRIL 18, 1997
                 DATE OF EARLIEST EVENT REPORTED: APRIL 14, 1997


                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)




                            MICHIGAN                                        38-2383282
(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)


1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                        02154
  (Address of principal executive offices)                        (Zip Code)



                                  617-466-6611
              (Registrant's telephone number, including area code)





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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On April 14, 1997, an optionee exercised certain stock options covering 31,500 shares of Primark Corporation common stock, at a weighted average exercise price per share of $14.07. These options were issued under the Primark Corporation Executive Share Option Scheme. The issuance of such shares was made without registration under the Securities Act of 1933 (the "Act") in reliance upon Regulation S of such Act.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PRIMARK CORPORATION

Date:  April 18, 1997                       By:  /s/ STEPHEN H. CURRAN
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                                                      Stephen H. Curran
                                                  Senior Vice President and
                                                   Chief Financial Officer
                                                 (Principal Financial Officer)